PRESS RELEASE
GREENFIELD ONLINE ANNOUNCES NORTH AMERICAN RIGHTSIZING INITIATIVE
Company Projects Approximately $7.0 Million in Annual Cost Savings
Company will Record Restructuring Charges
in the Fourth Quarter of 2005 and the First Half of 2006
Positions Company for Future Investment in Key Operational Areas
WILTON, CONNECTICUT, December 14, 2005 — Greenfield Online, Inc (Nasdaq: SRVY), a leading provider of Internet survey solutions to marketing research and consulting companies, today announced a major rightsizing initiative. As a result of this initiative, the company estimates approximately $7.0 million of projected annual operating cost savings as compared with the company’s third quarter 2005 annualized operating expense run rate.
“It is absolutely essential that we rightsize,” said Albert Angrisani, President and Chief Executive Officer of Greenfield Online. “Also, it is absolutely essential that we rightsize in the right way. In broad terms, we have three imperatives: one, eliminate costs that bring little or no value to our customers; two, identify areas that can bring major benefits to customers; and three, invest in the people that can best deliver these benefits.”
“We have simple, but ironclad guidelines for the first task,” Angrisani went on. “Wherever a cost does not contribute to our business, wherever the elimination of that cost does not reduce the quality of our services, we will eliminate it, period.”
“That will lead to significant savings — in all, we estimate approximately $7.0 million of savings in operating expenses, including G&A expenses, and staff costs.”
“This is not a tentative first step in cost reduction,” Angrisani continued. “It is major. It aligns our cost structure with our near term revenue outlook in North America. It also positions us to move forward aggressively, to begin to strengthen our customer base, grow our revenues, and rebuild shareholder value.”
“That said, at this moment, we still have limited revenue visibility. However, we believe we have executed a rightsizing plan that meets all of our goals. But let’s be clear: if circumstances change, we won’t hesitate to adjust expenses appropriately.”
As of today, the company has reduced annual salary and benefits costs by $2.8 million. Total North American staffing has been reduced by 39 positions. In 2006, offices in San Francisco, California and Durham, North Carolina will be closed. The Encino, California office will be rightsized or moved to a smaller local facility. Reductions of G&A expenses will total $3.2 million, including an expected reduction of public company expenses of $1.5 million. Cost of goods sold will be reduced by $1.0 million.

In the fourth quarter of 2005, the company expects to record a charge of approximately $400,000 for severance and expenses related to the reduction in force.
In 2006, the company expects to record an additional restructuring charge of between $400,000 and $700,000 related to office closings and relocations described in this press release, as well as certain final personnel charges related to the current reduction in force.
Furthermore, as part of our annual review of goodwill and intangible assets under FAS142 and FAS144, the company is evaluating the current value of these assets. Based on this review, the company will make any necessary adjustments to mark to market the carrying value of these assets. At this time, the review is ongoing and the outcome thereof has not been determined. The results of this review are expected to be disclosed when the company reports its fourth quarter and year-end 2005 results.
In amplifying on the investment objectives mentioned above, Angrisani said, “While rightsizing is imperative, so is rebuilding. Contingent on North American revenue visibility and revenue growth, we intend to step-function approximately 50% of the cost savings back into specific areas of our business that are critically important to our customers: panel operations, panel development and incentives and our sales consultancy operation.”
Angrisani continued, “Greenfield Online has an abundance of skilled, energetic professionals in every functional area of our business. To do the best possible job for our customers, they need the best tools available. We will provide them.”
Conference call and webcast access information
The Company has scheduled a conference call to discuss this press release for tomorrow morning Thursday, December 15, 2005 at 8:00 AM EST. Albert Angrisani, President and CEO, will host the teleconference. Formal remarks will be followed by a question and answer session.
The dial-in number for the live audio call beginning at 8:00 AM EST is 1-201-689-8471. No passcode is required. Please call in at 7:50 AM to avoid delays. A live web cast of the conference call will be available on Greenfield Online’s website at http://www.greenfield.com through the “Investor Overview” link.
A replay of the call will be available from 10 AM EST on Thursday, December 15 through midnight EST on Thursday, December 29 by telephone at 1-201-612-7415. The account number to access the replay is 3055 and the conference ID number is 182720. The webcast of the conference call will be available for 30 days following the call at http://www.greenfield.com.
On this call, representatives of the company may make certain forward-looking statements and/or provide other information regarding the company’s financial and operating results. In the event that any Non-GAAP financial measure is discussed on the conference call that is not described in this release, related complementary information will be made available at http://www.greenfield.com, through the “Investor Overview” link as soon as practicable after the conclusion of the conference call.
About Greenfield Online
Greenfield Online, headquartered in Wilton, CT, is a leading independent provider of Internet survey solutions to the global marketing research industry. The company operates in Europe through its Ciao subsidiary. The company has built and actively manages one of the world’s largest communities of online panels, communities and affiliates. This global community allows

Greenfield Online to supply its clients with diverse, demographically representative survey research data. For more information visit www.Greenfield.com or www.ciao-group.com.
Company Contact:
Cynthia Brockhoff
Vice President — Investor Relations
Greenfield Online
Ph: (203)-846-5772
Cbrockhoff@Greenfield.com
Cautionary Note Regarding Forward-Looking Statements
Certain statements contained in this press release, and oral statements made by representatives of the company about the contents of this release, constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These statements include, without limitation, statements made regarding the effect of our rightsizing initiative, our ability to further contain costs or to prevent cost increases, the size and timing of any charges related to our rightsizing initiative or any other charges or write downs taken in the fourth or subsequent quarters, results of operations for fiscal periods not yet completed, as well as predictions, trends and guidance relating to our future financial performance and business opportunity, potential future investments in key operating areas, as well as statements of plans and objectives relating to our future operations, services and products. In some cases, you can identify forward-looking statements by terminology such as, “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology.
We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs, but they involve a number of risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, without limitation, risks related to our:
•	ability to maintain or grow the size and demographic composition of the Greenfield Online panel,

•	panelists’ responsiveness to our surveys,

•	reliance on our largest customers,

•	ability to compete with marketing research firms and other current and potential competitors,

•	ability to manage our growth and international expansion,

•	risks related to foreign currency exchange rate fluctuations,

•	ability to integrate the businesses we have recently acquired or may acquire in the future,

•	online business model, demand for our products and services,

•	the strength of our brand; and
other important factors detailed in the “Risk Factors” section of our Annual Reports on Form 10-K and each subsequent Quarterly Report on Form 10-Q that we file with the Securities and Exchange Commission and which are available at http://www.sec.gov and under the Investor Relations section of our corporate website at www.greenfield.com.
You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements made herein speak only as of the date of this press release and we undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.